UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 2, 2016

Universal Biosensors, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52607	98-0424072
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Corporate Avenue Rowville, 3178, Victoria Australia		Not Applicable
(address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +61 3 9213 9000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 2, 2016, the Board of Directors (“Board”) of Universal Biosensors, Inc. (“Company”) appointed Mr. David Hoey to the Board. Mr. Hoey, age 56, currently serves as the chief executive officer and a director of Vaxxas Pty Ltd, a Brisbane-based company that is developing and commercializing a novel vaccine delivery technology - the Nanopatch™. He also serves as an advisor to the US-based Healthcare Ventures LLC and during his career, has worked in management and leadership roles in molecular diagnostics assays and platforms, analytical instrumentation and the preclinical development of small molecule and biologic therapeutics. Mr. Hoey has served in a number of business development roles in the healthcare industry internationally.

Mr. Hoey will serve as a Class III director and will stand for election at this year’s annual general meeting of stockholders. If elected, Mr. Hoey’s term as a Class III director will then expire at the 2019 annual meeting of stockholders.

Mr. Hoey will participate in the Company’s standard outside director compensation program. Pursuant to this program, each member of the Board who is not an employee of the Company receives an annual retainer of A$50,000. Mr. Hoey will also be a member of the Company’s Remuneration and Nomination Committee, for which role he will be paid an additional fee of A$5,000 per annum. Statutory superannuation is also paid to the independent non-executive directors (currently 9.50% of the base fee) in respect of any month the director attends a Board meeting in Australia. Mr. Hoey entered into the Company’s standard indemnification agreement, the form of which was filed as an exhibit to the Company’s registration statement on Form 10 filed on April 30, 2007.

Item 7.01 Regulation FD

The Company filed a release with the Australian Securities Exchange (“ASX Release”) on March 2, 2016 announcing the appointment of Mr. Hoey. A copy of the ASX Release is included as Exhibit 99.1 to this current report on Form 8-K. The information in the ASX Release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are being furnished herewith:

Exhibit	Description

99.1	ASX Release of Universal Biosensors, Inc. dated March 2, 2016

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL BIOSENSORS, INC.

Date: March 2, 2016	By:	/s/ Andrew Denver
Andrew Denver
Chairman

3.

Exhibit Index

Exhibit	Description

99.1	ASX Release of Universal Biosensors, dated March 2, 2016

4.